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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                October 26, 1999
                                 Date of Report
                        (Date of Earliest Event Reported)

                              TORBAY HOLDINGS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                 Maison Soumarez
                                  Route de Cobo
                            Castel, Guernsey GY5 7RZ
                                 United Kingdom
                    ----------------------------------------
                    (Address of principal executive offices)

                                011 44 1481 46044
                         -------------------------------
                         (Registrant's telephone number)

                         TORBAY ACQUISITION CORPORATION
                               1504 R Street, N.W.
                             Washington, D.C. 20009
                        --------------------------------
                        (Former name and former address)

   Delaware                           0-25417                  98-0213494
---------------                     ------------            -------------------
(State or other                     (Commission             (I.R.S. Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)
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

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

         (a) Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") effective October 26, 1999 Torbay Holdings, Inc., a Delaware corporation ("Holdings" or the "Company") acquired all of the outstanding shares of common stock of Torbay Acquisition Corporation ("TAC") in a transaction in which Holdings was the surviving company.

         The Merger Agreement was adopted by the unanimous consent of the Board of Directors of TAC and approved by the unanimous consent of the shareholders of TAC on September 27, 1999. The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Holdings on September 27, 1999. The merger was effected on October 26, 1999 by the filing of a certificate of merger with the Secretary of State of Delaware.

         Prior to the merger, TAC had 5,000,000 shares of common stock outstanding. By virtue of the merger, Holdings acquired 100% of the issued and outstanding common stock of TAC.

         Prior to the merger, Holdings had an aggregate of 4,900,000 shares of common stock issued and outstanding, and 700,000 shares of Series 1 Convertible Preferred Stock outstanding.

         Each share of Series 1 Convertible Preferred Stock is convertible into ten shares of common stock of Holdings at such time or times, if any, that the subsidiary of Holdings, whose common shares were acquired in exchange for the Series 1 Convertible Preferred Stock, has returned a net profit to Holdings of $1,000,000 in any one year within five years of issuance of such Series 1 Convertible Preferred Shares. In the event that after such five year term the Series 1 Convertible Preferred Shares have not been so converted, each share not then converted shall be automatically converted into one share of common stock of Holdings. Each share of Series 1 Convertible Preferred Stock is entitled to one vote on all matters on which such shareholders are entitled to vote and are entitled to receive notice of or attend any annual or extraordinary meeting of shareholders of Holdings.

         Following the merger, Holdings had an aggregate of 5,150,000 shares of common stock, and 700,000 shares of Series 1 Convertible Preferred Stock, outstanding.

         Following the merger, Holdings became the successor issuer to TAC for reporting purposes under the Securities Exchange Act of 1934, as amended. The officers, directors, and bylaws of Holdings continued without change as the officers, directors, and bylaws of the successor issuer. See "Management" and "Other Events" herein.

         A copy of the Merger Agreement was filed as an exhibit to the Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         (b) The following table contains information regarding the shareholdings of Holdings' current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock:

                                  Shares of Common Stock   Percentage of Shares
Name, Position and Address        Beneficially Owned (1)   Of Common Stock Owned
--------------------------------------------------------------------------------


Francis Guy Lewis Askham                  50,000                    *
Chairman, Director
Spinney Corner Church Lane
Brashfield
Romsey Harris 505OQH
United Kingdom

Colin Peter Gervaise-Brazier              525,000  (2)              10.19%
President, Director
La Belle Epoque
Les Treacheries
L'Islet St. Sampsons
Guernsey, Channel Islands GY2 4SN
United Kingdom

Alexander Gordon Lane                     50,000                    *
Secretary, Director
4 Milford Place
Hempstead, New York 11550



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

William Thomas Large                      119,000 (3)               2.03% (3)
Vice President, Director
38 Chapel Lane
Bucklow Hill, Knutsford
Cheshire WA16 6RH
United Kingdom

All directors and                         744,000 (4)              12.72% (4)
Executive officers as
A group (4 persons)

Armadillo Worldwide Limited               500,000                   9.71%
P.O. Box 313, Anson Court
La Route des Camps
St. Martins
Guernsey, Channel Islands

INC Limited                               500,000                   9.71%
C/o Trident Corporate
Services (Bahamas) Limited
1st Floor, Kings Court
Bay Street
P.O. Box N-3944
Nassau, Bahamas

Direct Trustees Limited                   500,000                   9.71%
P.O. Box 307
Guernsey GY1 3SH
United Kingdom

D.J. Limited                              500,000 (5)               9.71%
10 Queen Street
P.O. Box HM114
Hamilton HMEX
Bermuda

David G. Jones                            750,000 (5)              14.56%
10 Queen Street
P.O. Box HM 1154
Hamilton HMEX
Bermuda

Kevin W. Haddon-Harris                    770,000 (5)              14.95%
48 Par La Ville Road
Hamilton, Bermuda HM11

Joanna Dorothy Gervaise-Brazier           375,000                   7.28%
La Belle Epoque
Les Treacheries
L'Islet St. Sampsons
Guernsey, Channel Islands

GY2 4SN
United Kingdom

Martyn Paul Trebert                       508,000                   9.86%
Pleinmont, Torteaval
Guernsey, Channel Islands
GY8 0P
United Kingdom

*        Less than 1% percent

(1)      Based upon 5,150,000 shares outstanding as of the date hereof

(2) Includes 150,000 shares owned by Colin Peter Gervaise-Brazier and 375,000 shares owned by Joanna Dorothy Gervaise-Brazier, Mr. Gervaise-Brazier's wife.

(3) Includes common stock underlying Series 1 Convertible Preferred Stock. Each share of Series 1 Convertible Preferred Stock is convertible into ten shares of common stock of Holdings at such time or times, if any, that the subsidiary of Holdings, whose common shares were acquired in exchange for the Series 1 Convertible Preferred Stock, (Designer Appliances) has returned a net profit to Holdings of $1,000,000 in any one year within five years of issuance of such Series 1 Convertible Preferred Shares. In the event that after such five year term the Series 1 Convertible Preferred Shares have not been so converted, each share not then converted shall be automatically converted into one share of common stock of Holdings. The amount stated assumes conversion on a 1:1 ratio, and a then- outstanding capitalization of 5,850,000 common shares after conversion. Includes 12,000 shares of Series 1 Convertible Preferred Stock given by Mr. Large to his minor children.

(4) Includes common stock underlying Series 1 Convertible Preferred Stock. The stated amount assumes conversion on a 1:1 ratio, and a then-outstanding capitalization of 5,850,000 common shares after conversion.

(5) D.J. Limited is an investment partnership owned 50% each by David G. Jones and Kevin W. Haddon- Harris. Half of D.J. Limited's shares are allocated to Mr. Jones' beneficial ownership and half of D.J. Limited's shares are allocated to Mr. Haddon-Harris. Mr. Haddon-Harris' ownership also includes 20,000 shares owned by Mr. Haddon-Harris' wife.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         (a) The consideration exchanged pursuant to the Merger Agreement was negotiated between TAC and Holdings.

         In evaluating Holdings as a candidate for the proposed merger, TAC used criteria such as the value of the assets of Holdings, particularly its Designer Appliances Ltd. subsidiary, its product line, including the Telstar I and Telstar II vacuum cleaners and the Mistral I desktop fan, other proposed products, marketing research and experience, Holdings's current business operations and anticipated operations, and Holdings' business name and reputation. TAC determined that the consideration for the merger was reasonable.

         In evaluating TAC as a candidate for the proposed merger, Holdings used criteria such as TAC's status as a reporting company, its lack of operating history and lack of potential related liabilities. Holdings determined that the consideration for the merger was reasonable.

         (b) Holdings intends to continue developing and marketing its products through its subsidiary Designer Appliances Ltd. ("Designer Appliances") with the further development, marketing, and distribution of emerging products currently under development.

BUSINESS

         Holdings is a development stage company that, through its subsidiary Designer Appliances, has developed and is preparing to market household appliances designed to be attractive to a premium, upscale market. Holdings was incorporated on March 24, 1999 as a Delaware corporation named Acropolis Acquisition Corporation, which changed its name to Torbay Holdings, Inc. on July 14, 1999. Holdings acquired control of all of the common stock of Designer Appliances Ltd. by an Agreement and Plan of Reorganization dated as of July 19, 1999 among Holdings, Designer Appliances and the shareholders of Designer Appliances, who upon the effectiveness of the reorganization, became shareholders of Holdings.

         Management believes that it has identified an underexploited opportunity in the premium-priced market for household and domestic appliances, featuring attractively designed exteriors. There is no assurance that production will be commenced or that the Company will be able to successfully manufacture or market these items.

         Torbay Holdings filed with the Securities and Exchange Commission (file no. 333-93847) a registration statement on Form SB-2 for the offer and sale of certain outstanding shares held by its securityholders. Holdings will not receive any funds from the sale of such shares. Holdings may seek to raise additional capital through a private placement of its securities. No assurance can be made that Holdings will place any such securities or that production can be commenced.

Operations

         Some 300 units of the Telstar design vacuum cleaner have been produced for testing and marketing trials. See "Products" herein. The Company will subcontract component manufacture and initially be responsible for final product assembly so as to manage product quality. Management may consider discontinuing using subcontractors to increase profit margins at an appropriate time.

         The Company will operate directly in the United Kingdom with its own sales team. Potential distributors have been identified to expand this activity across the European continent. Management believes that contracts may be finalized when production and payment schedules can be predicted with reasonable certainty. These distributors will purchase products and bear all costs of sales and distribution in their territories. Non-critical component supply of "off the shelf" items will be limited to preferred suppliers of appropriate components who provide warranties and indemnities for delays in production and shipping. Management believes that manufacturing contracts can be finalized when production and payment schedules can be predicted with reasonable certainty. Critical components such as product body parts which are specific to the Company's products will be dual sourced.

         The sales objectives are in what is believed to be a niche sector of the appliance market which addresses the most expensive end of that market. Sales activity will be focused upon designer retail outlets such as The Conran Shops, Harrods and Selfridges. No contracts have been entered into to date, and there is no assurance that any contracts will be entered into, or if entered into, that any such contracts can be maintained.

Products

         Telstar I Designer Vacuum Cleaner. A rocket shaped cylinder vacuum cleaner made of polished aluminum and incorporating the latest in filtration technology. It is bagless and features the High Efficiency Particle Arrester
(HEPA) medical grade filter that removes the allergens in dirt that are associated with asthma. It has a large (50ft) cleaning radius that typically allows for the entire floor of a modern dwelling to be cleaned without stopping. The Telstar I will be built to British Electrical Approval Board and German TUV standards, which relate to electrical safety and manufacturing practices. Manufacturing costs at this time are (pound)100 per unit and as volume impacts component purchasing this price is anticipated to reduce to (pound)80-85. This product is expected to sell for (pound)150 to stores and (pound)300 retail.

         Telstar II Designer Vacuum Cleaner/Table. This is the Telstar I vacuum cleaner with a glass tabletop accessory. This product is designed for an environment in the modern city flat or home where storage space is at a premium. The Company may choose to market this product under the name "Sputnik" or as the "Telstar Space Station." The table top is developed to working prototype and additional expenditure is planned on tooling and packaging. This product is expected to sell for (pound)100 to 125 above the cost of the Telstar I vacuum cleaner. Manufacturing cost estimates are (pound)18 for the cost of the table top.

         Mistral I Desktop Fan. This is a desktop fan, cased in polished aluminum, which utilizes the same "retro" design as the vacuum cleaner that Designer Appliances has developed. The Mistral I fan is partially developed and, pending financing, will be completed. Manufacturing cost estimates are (pound)18. This product is expected to sell for (pound)60-70 to stores and retail for (pound)100-125. The Mistral I fan is expected to be ready for sale in January 2000.

         Other products under development include a toaster, a kettle, space heaters and heated hearth screens. See "Trademarks" herein.

Major Competitors

         The Company believes that there is no cohesive product family in the United Kingdom and Europe competing with the Company's proposed product line in the upscale small domestic appliance sector.

         Vacuum Cleaners. The Company is not aware of a competitor who manufactures and sells a vacuum cleaner protected by this design. See "Trademarks" herein. The Company not aware of a competitor who sells a vacuum cleaner that converts to a piece of furniture when it is not in use.

         For comparison the following table of the Company's product versus others is provided for the Telstar I vacuum cleaner and other vacuum cleaners.

Make              Model                     Noise (dB)        Cleaning Radius      Dirt Capacity        Weight (Kgs)
----              -----                     ----------        ---------------      -------------        ------------
Designer
Appliances        Telstar I                 67/66             16 m                 10 liters            7.6
Electrolux        Excellio Electronic       74                12.5m                4                    7.8
                  Excellio Combi            74                12.5m                4                    7.3
                  Excellio Remote           70                12.5m                4                    7.3
Bosch             Perfecta 85               72                9.5m                 3.2                  8.7
                  Activa 60                 75                8.5m                 3.8                  7.2
Hoover            Alpina Filtra             N/A               12.5m                4                    6.9
                  Alpina                    N/A               12.5                 4                    6.9
Miele             S 324I                    73                10m                  4                    8
                  S 251                     73                9.5m                 4                    7.9
Dyson             DCO2                      67                9m (est.) 4 (est.)             6.3

         All data are taken from manufacturers' published marketing material.

         Fans. The market in fans is diverse and is mainly made up of low-cost plastic modeled products. There is no known dominant player in the United Kingdom market. The design aesthetic of the Company's product is similar to that of the Company's vacuum cleaner.

Inventory

         If and when production and sales are commenced, the Company intends to stock up to two months' supply of component parts and one week's worth of finished goods. Currently, the Company has 300 of the Telstar I vacuum cleaners that it has produced and are not currently being offered for sale.

Raw Materials

         Industry standard items are available from multiple suppliers. Product specific items are at least dual sourced. However, there can be no assurance that an adequate supply can be maintained.

Seasonality

         Sales periods run throughout the year, though a peak cycle of demand is noted in the spring and autumn months, especially for vacuum cleaners. Seasonal variations are allowed for and are not considered a critical factor to the Company's business as this time.

Property

         Holdings has identified a manufacturing facility in the South Manchester conurbation, United Kingdom, containing approximately 2,500-5,000 square feet, which is expected to accommodate requirements in the first 6-9 months of operation which it anticipates to lease when it has financing to do so. Holdings currently leases office space in the parish of Castel, Guernsey, in the Channel Islands. The Company has a one year lease at (pound)5,200 per annum expiring August 30, 2000.

Patents and trademarks

         The following trademark registrations or applications for registration have been made with the British patent office. The design for the Telstar I vacuum cleaner is protected by British registration no. 2066378. The name "Telstar" is the subject of mark application no. 2 209 241. The name "Sputnik" is the subject of trademark application no. 2 209 243. The table top design for the Telstar II, Sputnik or Telstar Space Station, is the subject of a granted registration of design no. 2082459. The trademark "Mistral" for the table top fan is also the subject of application no. 2 209 473. The Company is also considering a trademark registration for its toaster.

Litigation

         None.

MARKET FOR HOLDINGS'S SECURITIES

         There is currently no market for Holdings' securities.

MANAGEMENT

Name                            Age       Title
----                            ---       -----


Colin Peter Gervaise-Brazier    56        President, Chief Executive Officer and
                                          Director

Francis Guy Lewis Askham        68        Chairman and Director

Alexander Gordon Lane           58        Secretary and Director

William Thomas Large            44        Vice President and Director

         Colin Peter Gervaise-Brazier has been President, Chief Executive Officer and a Director of Holdings, has served in such capacities since September 1999. Mr. Gervaise-Brazier has been a retailing executive in Great Britain for over 25 years. From October 1995 until September 1999, Mr. Gervaise-Brazier was General Manager of Vale Garage, Ltd., the G.M. Vauxhall Motors franchise for the Isle of Guernsey. Mr. Gervaise-Brazier attended Elizabeth College, Guernsey, and also attended senior management courses at Vauxhall College, Luton, England. Since August 1999, Mr. Gervaise-Brazier has also been Chief Executive Officer and a director of GS Telecom Ltd., an electronic retailing company whose stock trades on the NASDAQ Bulletin Board.

         Francis Guy Lewis Askham, Chairman and a Director of Holdings, has served in such capacities since October 1999. Mr. Askham is a Chartered Accountant and consultant, and continues in such capacities. Mr. Askham graduated from Hurstpierpoint College, Sussex, England, and is a Fellow of the Fellow Institute of Chartered Accountants in England and Wales. Mr. Askham has also served as a director and chairman of Wilshaw plc since 1991, a director and deputy chairman of Southampton Leisure Holdings plc since January 1997, a director of GS Telecoms, Inc. since August 1999, a director of International Energy Group plc, and was formerly a director of Baldwin plc, M & W plc, and Rhino Group plc, all located in Great Britain and all of whose securities trade on the London Stock Exchange.

         Alexander Gordon Lane, Secretary and a Director of Holdings, has served in such capacities since October 1999. Mr. Lane has been a Financial Consultant since 1998 and continues in such capacity. Mr. Lane has been in the financial services business for over 30 years. From 1993 to 1998, he was a principal of Intercontinental Exchange Partners, New York, as a capital markets broker in the interest and foreign exchange areas. Mr. Lane has an aeronautics degree from Wandsworth Technical College in London.

         William Thomas Large has been Vice President and a Director of Holdings since July 1999 and President of Designer Appliances since October 1998. From October 1996 until October 1998, Mr. Large was Chairman, Chief Executive Officer, a director and a major stockholder of DeltaTheta Ltd., a heating and cooling technology company in Cheshire, England. From February 1997 until September 1998, Mr. Large also served as a director of DeltaMonitor Ltd, a medical devices company in Cheshire, England. From December 1996 until June 1997, Mr. Large also served as a director or SoundAlert Ltd, a company that manufactured emergency vehicle sirens. From September 1994 until July 1996, Mr. Large was a director of AromaScan plc, a publicly-listed instrumentation and technology company in Cheshire, England. Mr. Large graduated from Manchester Metropolitan University, in Manchester, England, and is the author or co-author of eight articles and two books relating to biochemical analysis.

Executive Compensation

         Mr. Askham currently receives no salary from the Company. The Company anticipates that he will receive a salary of(pound)12,000 per year. He earns no other remuneration from the Company or its subsidiary.

         Mr. Gervaise-Brazier's salary is(pound)60,000 per year. He earns no other remuneration from the Company or its subsidiary.

         Mr. Lane currently receives no salary from the Company. After capitalization, he will receive a salary of (pound)12,000 per year. He earns no other remuneration from the Company or its subsidiary.

         Mr. Large's salary is(pound)60,000 per year. He is eligible for a performance bonus of up to 100% of his base salary.

Related Transactions

         Pursuant to a Deed of Assignment of Intellectual Property Rights by William Thomas Large to Designer Appliances Ltd. dated June 10, 1999, Mr. Large assigned all of his right, title and interest in and to the design rights to the vacuum cleaner products, toaster, fan, kettle, space heater and heated hearth screen products now being developed by the Company. Mr. Large's consideration for the assignment consisted of 20,000 shares of common stock of Designer Appliances (later exchanged for 107,000 shares of Series 1 Convertible Preferred Stock of the Company), valued at (pound)20,000, and (pound)50,000 in cash to be paid within six months of the date thereof. The terms of the assignment were not the result of arms' length negotiations.

RISK FACTORS

         Holdings is currently operating at a loss. Holdings has had no sales or revenues to date. Holdings has maintained its operations to date through the private placement of $600,000 of its securities. Its ability to develop operations is dependent upon its ability to advertise its products and generate sales of its products. If Holdings is unable to sell sufficient amount of its products at a sufficiently profitable level, it will need to raise additional capital through the placement of its securities or from other debt or equity financing. If the Company is not able to raise such financing or to obtain alternative sources of funding, management will be required to curtail operations. There is no assurance that the Company will be able to continue to operate if a sufficient level of sales cannot be generated.

         Holdings commenced operations in 1999 and has a limited operating history. Holdings commenced operations in 1999 and has only a limited history of operations which to date have not been profitable. Its operations are subject to the risks and competition inherent in the establishment of a relatively new business enterprise. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, dependability of its distribution network, and general economic conditions. There is no assurance that Holdings will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

         Holdings is entering a competitive field. The market for upscale household appliances is sought by numerous designers, manufacturers, wholesalers and retailers, which may be better-known or have a better reputation or distribution network than the Company. There is no assurance that the Company will find suppliers and establish a distribution network, or whether its goods will find a market sufficient to meet its financial obligations.

         Holdings has a limited advertising budget. Goods aimed at a luxury market are often marketed through the media, which charge concurrently high advertising rates. The Company may not have the resources available to purchase enough media exposure to find a market for its products.

         The Company is dependent on its suppliers. The Company intends to enter into supply contracts with at least two suppliers for each specific component of its products. However, the Company currently has no contracts with suppliers, and even if it establishes such contracts, there can be no assurance that supply will be timely and meet the Company's requirements. Furthermore, there can be no assurance that the Company's suppliers will maintain their relationship with the Company.

         The Company is dependant on retail outlets. The Company intends to market its products through upscale department stores, boutiques and designer outlets. However, there can be no assurance that the Company's marketing staff will be able to persuade retail outlets to stock the Company's products, what prominence those outlets will choose in shelving the Company's products, or once shelved, whether the Company's products will be given a lower profile in the future.

         Holdings's issued preferred stock has conversion rights. Holdings has designated and issued 700,000 shares of Series 1 Convertible Preferred Stock. Each share of Series 1 Convertible Preferred Stock is convertible into ten shares of common stock of Holdings at such time or times, if any, that the subsidiary of Holdings, whose common shares were acquired in exchange for the Series 1 Convertible Preferred Stock, has returned a net profit to Holdings of $1,000,000 in any one year within five years of issuance of such Series 1 Convertible Preferred Shares. In the event that after such five year term the Series 1 Convertible Preferred Shares have not been so converted, each share not then converted shall be automatically converted into one share of common stock of Holdings. Each share of Series 1 Convertible Preferred Stock shall be entitled to one vote on all matters on which such shareholders may vote. In addition, Holdings may, without further action or vote by its shareholders, designate and issue additional series or shares of preferred stock. The terms of the Series 1 Convertible Preferred Stock may adversely affect the equity ownership of the holders of the common stock and may in turn reduce the value of the common stock.

         Trademark protection and proprietary marks. Notwithstanding the pending registration of certain trade names with the British Trademark Office, there is no assurance that Holdings will be able to enforce against use of any of its marks. There is also no assurance that Holdings will be able to prevent competitors from using the same or similar names, marks, concepts or appearances or that it will have the financial resources necessary to protect its marks against infringing use.

         Issuance of future shares may dilute investors' share value. The Certificate of Incorporation of Holdings authorizes the issuance of 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by its then-existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by Holdings. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

         Current trading market for the Company's securities. There is no current trading market for Holdings's common stock and there is no assurance that one will develop. TAC had filed a registration statement on Form 10-SB with the Securities and Exchange Commission and has been a reporting company under the Securities Exchange Act of 1934. Holdings has effected the merger with TAC and has become a successor issuer thereto in order to become a reporting company under the Securities Exchange Act of 1934, as amended. Holdings intends to register the common stock owned by its existing stockholders under the Securities Act of 1933, as amended, in order to establish a trading market for its common stock on the NASD Bulletin Board, however, no underwriter for the registration will be retained, and no market makers have committed to becoming market makers for the Company's common stock, and there is no assurance that any market makers will do so. No assurance can be given that an active trading market in the Company's securities will develop or be sustained.

         Penny Stock Regulation. Upon commencement of trading in the Company's stock, if such occurs (of which there can be no assurance) the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.


         Computer Systems Redesigned for Year 2000. Many existing computer programs use only two digits to identify a year in such program's date field. These programs were designed and developed without consideration of the impact of the change in the century for which four digits will be required to accurately report the date. If not corrected, many computer applications could fail or create erroneous results by or following the year 2000 (the "Year 2000 problem"). Many of the computer programs containing such date language problems have been corrected by the companies or governments operating such programs. The Company's operations will be dependent upon the timely delivery of supplies which deliveries and production may be delayed or canceled because of such Year 2000 problem computer failures, and by orders and payments by its retail outlets, which may likewise be delayed or canceled. The Company does not know what steps, if any, will have been taken by any of its suppliers or retail outlets in regard to the Year 2000 problems. The Company's operations will be severally curtailed if one or more of its suppliers or retail outlets were to suffer Year 2000 problems. Furthermore, it is impossible to predict if the basic utilities serving the company, or its suppliers or its retail outlets will continue uninterrupted.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.     OTHER EVENTS

Successor Issuer Election.

         Upon effectiveness of the merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Holdings became the successor issuer to TAC for reporting purposes under the Securities Exchange Act of 1934 and elects to reports under the Act effective October 26, 1999.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         Not applicable.

ITEM 7.     FINANCIAL STATEMENTS

         The consolidated audited financial statements for the period March 22, 1999 (inception) to July 23, 1999 and unaudited financial statements for the period March 22, 1999 through November 30, 1999 are filed herewith.

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                        CONSOLIDATED FINANCIAL STATEMENTS
                               AS OF JULY 23, 1999

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                                    CONTENTS




       PAGE      1 - INDEPENDENT AUDITORS' REPORT

       PAGE      2 - CONSOLIDATED BALANCE SHEET AS OF
                     JULY 23, 1999

       PAGE      3 - CONSOLIDATED STATEMENT OF CHANGES
                     IN STOCKHOLDERS' EQUITY FOR THE
                     PERIOD FROM MARCH 22, 1999 (INCEPTION)
                     TO JULY 23, 1999

       PAGE  4 - 9 - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     AS OF JULY 23, 1999

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors of:
 Torbay Holdings, Inc. and Subsidiary
 (A Development Stage Company)

We have audited the accompanying consolidated balance sheet of Torbay Holdings, Inc. and subsidiary (a development stage company) as of July 23, 1999 and the related consolidated statement of changes in stockholders' equity for the period from March 22, 1999 (inception) to July 23, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of Torbay Holdings, Inc. and subsidiary (a development stage company) as of July 23, 1999, in conformity with generally accepted accounting principles.




                                          WEINBERG & COMPANY, P.A.

Boca Raton, Florida
November 30, 1999

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET
                               AS OF JULY 23, 1999


                             ASSETS

CURRENT ASSETS

 Due from attorney's escrow                           $ 144,500
 Stock subscription receivable                          300,000
 Prepaid expenses                                         2,000
                                                      ---------

   Total current assets                                 446,500
                                                      ---------

OTHER ASSETS

 Deferred acquisition and registration costs             25,000
 Intangible assets                                      264,928
                                                      ---------

   Total other assets                                   289,928
                                                      ---------

TOTAL ASSETS                                          $ 736,428
                                                      =========


              LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

 Note payable                                         $ 155,840
 Due to related party                                    77,920
                                                      ---------

   Total liabilities                                    233,760
                                                      ---------

STOCKHOLDERS' EQUITY

 Preferred Stock, $.0001 par value,
  20 million shares authorized, 700,000
  Series 1 convertible shares issued
  and outstanding                                            70
 Common Stock, $.0001 par value, 100
  million shares authorized, 4,850,000
  issued and outstanding                                    485
 Additional paid in capital                             630,613
                                                     ----------
                                                        631,168
 Less stock subscription receivable                    (128,500)
                                                     ----------
   Total stockholders' equity                           502,668
                                                     ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $ 736,428
                                                      =========


          See accompanying notes to consolidated financial statements.
                                        2

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                       FOR THE PERIOD FROM MARCH 22, 1999
                          (INCEPTION) TO JULY 23, 1999

                                                                                         Deficit
                                                                         Additional      Accumulated
                             Common Stock       Preferred Stock          Paid-in       During Devel-     Subscriptions
                                Shares     Amount    Shares    Amount    Capital       opment Stage        Receivable         Total
                               --------   -------   --------   ------   ---------    ----------------    --------------     -------

Issuance of common stock
 to founder                   5,000,000   $   500        -     $   -       $    -       $         -               -        $    500

Cancellation of original
 founder shares              (5,000,000)     (500)       -         -            -                 -               -        (    500)

Issuance of preferred stock
 for acquisition of
 subsidiary                        -         -        700,000      70         31,098              -               -          31,168

Issuance of common stock
 for cash                     4,850,000       485        -         -         599,515              -           $(128,500)    471,500

Net income for the period
 from March 22, 1999
 (inception) to
  July 23, 1999                    -         -           -         -            -                 -               -             -
                              ---------   -------   ---------  -------     ---------    ----------------       --------    --------


                              4,850,000   $   485     700,000  $   70      $ 630,613    $         -           $(128,500)   $502,668
                              =========   =======   =========  ======      =========    ================      =========    ========

          See accompanying notes to consolidated financial statements.
                                        3

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               AS OF JULY 23, 1999


NOTE  1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
A.  Organization and Business Operations

Torbay Holdings, Inc. (a development stage company) ("the Company") was incorporated in Delaware under the name Acropolis Acquisition Corporation on March 24, 1999 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. At July 23, 1999 the Company had not yet commenced any operations, and all activity to date relates to the Company's formation, business acquisition and proposed fund raising. The Company's fiscal year end is December 31.

The Company's ability to commence operations is contingent upon its ability to raise the capital it will require through the issuance of equity securities, debt securities, bank borrowings or a combination thereof.

B.  Agreement and Plan of Reorganization

In July 1999, the Company effected an Agreement and Plan of Reorganization whereby the Company acquired all of the issued and outstanding securities of Designer Appliances Limited a UK Corporation (DAL) in exchange for an aggregate of 700,000 shares of the Company's Series 1 Convertible Preferred Stock. The designation, preferences and rights of the Preferred Stock are detailed in Note 7A. As a result of the agreement, DAL became a wholly owned subsidiary of the Company.

C.  Principles of Consolidation and Basis of Presentation

The consolidated financial statements include the accounts of Torbay Holdings, Inc. and its wholly owned subsidiary, Designer Appliances Limited. All significant intercompany balances and transactions have been eliminated in the consolidation. The financial statements of the UK subsidiary have been translated into United States dollars at current exchange rates as to assets and liabilities.

D.  Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.  Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board of Financial Accounting Standards No. 109, "Accounting

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               AS OF JULY 23, 1999


NOTE  1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONT'D

E.  Income Taxes - Cont'd

for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There were no current or deferred income tax expenses or benefits due to the Company not having any operations for the period ended July 23, 1999.

F.  New Accounting Pronouncements

The Financial Accounting Standards Board has recently issued several new accounting pronouncements. Statement No. 129, "Disclosure of Information about Capital Structure" establishes standards for disclosing information about an entity's capital structure, is effective for financial statements for periods ending after December 15, 1998 and has been adopted by the Company as of December 31, 1998. Statement No. 130, "Reporting Comprehensive Income" establishes standards for reporting and display of comprehensive income and its components, and is effective for fiscal years beginning after December 15, 1997. Statement No. 131, "Disclosures about Segments of an Enterprise and Related Information" establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas, and major customers, and is effective for financial statements for periods beginning after December 15, 1997. The Company believes that its adoption of Statements 130 and 131 will not have a material effect on the Company's financial position or results of operations.

NOTE  2 - DUE FROM ATTORNEY'S ESCROW

The Company had not yet established a bank account as of the balance sheet date. The Company's attorney has been collecting and disbursing funds on behalf of the Company via an escrow account. As of July 23, 1999, the balance of the escrow account was $144,500 which represents the net of $171,500 of funds received for common stock issuances (See Note 7B), $25,000 of funds disbursed for deferred acquisition and registration costs (See Note 4) and $2,000 of funds disbursed for prepaid expenses.

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               AS OF JULY 23, 1999

NOTE  3 - STOCK SUBSCRIPTION RECEIVABLE

On July 23, 1999, the Company issued 300,000 common shares to an individual in exchange for a $300,000 stock subscription. This amount has been classified as a current asset, instead of a reduction of equity, since the funds were received on August 6, 1999, prior to the issuance of the financial statements.

NOTE  4 - DEFERRED ACQUISITION AND REGISTRATION COSTS

On June 2, 1999, the Company entered into a consulting agreement with TPG Capital Corporation (See Note 9) for the future preparation and filing of forms with the Securities and Exchange Commission and assistance with obtaining listings and one or more market makers. The Company has paid $25,000 (See Note
2) towards this contract through July 23, 1999 which has been recorded as deferred acquisition and registration costs. These costs will be written off in the future against the funds generated from the filings and listings.

NOTE  5 - INTANGIBLE ASSETS

In June 1999, DAL, which was not a subsidiary of the Company at that time, entered into an agreement for the purchase of all interests relating to the registered and unregistered design rights of certain assets. The total purchase price paid was $155,840, represented by a promissory note issued by DAL (See
Note 6) and acquired by the Company in the acquisition discussed in Note 1(B).

On June 10, 1999, DAL, which was not a subsidiary of the Company at that time, entered into an agreement with a related party for the purchase of intellectual property rights for certain products. The total purchase price for these rights was $109,088. DAL issued shares of common stock in the amount of $31,168 in addition to a note payable in the amount of $77,920 (See Note 6). Pursuant to the acquisition discussed in Note 1(B), the Company acquired the note payable and issued preferred stock in exchange for the $31,168 of common stock.

The cost of the above design rights and intellectual property rights will be amortized over a five-year period. No amortization has been provided as of July 23, 1999, as the Company has not commenced operations. The Company is presently exploring the development of this technology.

NOTE  6 - NOTES PAYABLE

The Company acquired an agreement with an individual to acquire all interests relating to the registered and unregistered design rights of certain appliances for a note in the amount of the purchase price of $155,840 (See Notes 1(B) and 5). The note is non-interest bearing and is to be paid upon receipt of the unconditional assignment of the design rights to the Company.

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               AS OF JULY 23, 1999


NOTE  6 - NOTES PAYABLE - CONT'D

In addition, the Company acquired an agreement with a related party to acquire several design rights of certain appliances at a purchase price of $109,088 (See Notes 1(B) and 5). The Company issued shares of common stock in the amount of $31,168 in addition to a note payable in the amount of $77,920. The note is non-interest bearing and is to be fully paid within six months of the agreement date of June 10, 1999.

NOTE  7 - STOCKHOLDERS' EQUITY

A.  Preferred Stock

The Company is authorized to issue 20,000,000 shares of preferred stock at $.0001 par value, with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The Company designated 700,000 shares of its preferred stock as "Series 1 Convertible Preferred Stock". The par value of the series is $.0001. Each share is convertible into ten shares of common stock of the Company at such time that the subsidiary of the Company, for which such shares were used for the acquisition thereof, has returned a net profit to the Company of $1,000,000 in any one year within five years of issuance of such shares. In the event that after such five-year term the shares have not been converted, each share not converted shall be automatically converted into one share of common stock of the Company. Each share of the Series 1 stock is entitled to one vote on all matters on which such shareholders are lawfully entitled to vote and are not entitled to receive dividends.

In July 1999, the Company issued 700,000 shares of Series 1 Convertible Preferred Stock valued at $31,168 pursuant to an Agreement and Plan of Reorganization with Designer Appliances Limited (See Notes 1B and 5).

B.  Common Stock

The Company is authorized to issue 100,000,000 shares of common stock at $.0001 par value. The Company originally issued 5,000,000 shares to TPG Capital Corporation in exchange for $500. They later cancelled those shares.

On July 23, 1999, the Company issued 4,850,000 shares of common stock to various parties for gross proceeds of $600,000. At July 23, 1999, the Company had received funds of $171,500 towards the stock issuance. The remaining proceeds to be received are classified as a current stock subscription receivable asset of $300,000 (See Note 3) and stock subscription receivable contra-equity in the amount of $128,500.

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               AS OF JULY 23, 1999


NOTE  8 - RELATED PARTIES

As described in Notes 5 and 6, DAL purchased certain intangible assets from a related party to DAL. Such assets were then acquired by the Company.

Legal counsel to the Company is a firm owned by a director of the Company who is also the controlling owner of TPG Capital Corporation, a former shareholder of the Company.

NOTE  9 - COMMITMENTS AND CONTINGENCIES

On June 2, 1999, the Company entered into a consulting agreement with TPG Capital Corporation ("TPG"), a former shareholder of the Company, for its services and the services of its affiliates. The services relate to future preparation and filing of forms with the Securities and Exchange Commission in order to qualify as a publicly traded company, assisting the Company with obtaining listings for its securities and introducing the Company to one or more market makers.

The fee for these services is $150,000, of which $25,000 was paid on June 2, 1999 by the attorney's escrow account on behalf of the Company (See Note 2). The $25,000 payment has been recorded in the financial statements as deferred acquisition and registration costs (See Note 4). In addition to the above fee, the Company granted TPG a five-year transferable warrant to acquire up to 250,000 registered shares of the Company's common stock at an exercise price of $1.00 per share. The Company has yet to execute and deliver a form of common stock purchase warrant agreement to TPG. Therefore, the accompanying financial statements do not include any adjustments that might result from the issuance of this warrant.

NOTE  10 - SUBSEQUENT EVENTS

A.  Rule 506 Offering

On August 19, 1999 the Company entered into a subscription agreement, pursuant to Rule 506 of the Securities and Exchange Commission, with a corporation for the purchase of 50,000 shares of the Company's common stock for a total subscription price of $5. As of the date of this audit report, the shares were not issued.

B.  Merger Agreement

Effective October 26, 1999, the Company and Torbay Acquisition Corp., an inactive Delaware shell corporation and a reporting company under the Securities Exchange Act of 1934, as amended, entered into and consummated a merger agreement whereby the Company acquired all of the outstanding shares of common stock of Torbay Acquisition Corp. in a transaction in which the Company remained as the surviving entity and became the successor issuer pursuant to rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission.
                                        8

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               AS OF JULY 23, 1999

NOTE  10 - SUBSEQUENT EVENTS - CONT'D

C.  Assignment of Designs

August 24, 1999, the Company and a related party entered into an "Assignment of Designs" whereby the related party transferred all interests to the registered and unregistered design rights of certain appliances upon receipt of amounts due (See Note 6). The Company paid the $155,840 owed to the individual on September 2, 1999 plus agreed legal costs.

D.  Offering

The Company is in the process of filing form SB-2 to register common stock held by Selling Securityholders.

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY
                        CONSOLIDATED FINANCIAL STATEMENTS
                             AS OF NOVEMBER 30, 1999
                                    UNAUDITED

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET
                             AS OF NOVEMBER 30, 1999
                                   (UNAUDITED)

                             ASSETS

CURRENT ASSETS
 Cash                                                  $  10,917
 Due from attorney's escrow                                8,831
 Prepaid expenses                                          2,000
                                                       ---------

   Total current assets                                   21,748
                                                       ---------

OTHER ASSETS
 Deferred acquisition and registration costs             150,000
 Intangible assets                                       264,928
                                                       ---------

   Total other assets                                    414,928
                                                       ---------

TOTAL ASSETS                                           $ 436,676
                                                       =========

              LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
   Due to related party                                $  77,920
                                                       ---------
   Total liabilities                                      77,920
                                                       ---------

STOCKHOLDERS' EQUITY
 Preferred Stock, $.0001 par value,
  20 million shares authorized, 700,000
  Series 1 convertible shares issued
  and outstanding                                             70
 Common Stock, $.0001 par value, 100
  million shares authorized, 5,100,000
  issued and outstanding                                     510
 Additional paid-in capital                              630,588
 Accumulated deficit                                    (173,912)
                                                       ---------
                                                         457,256
 Less stock subscription receivable                      (98,500)
                                                       ---------
   Total stockholders' equity                            358,756
                                                       ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 436,676
                                                       =========


                See accompanying notes to financial statements.

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE PERIOD FROM MARCH 22, 1999 (INCEPTION)
                            THROUGH NOVEMBER 30, 1999
                                   (UNAUDITED)


OPERATING EXPENSES
 Directors Remuneration                                $   32,600
 Legal and professional services                           67,556
 Telephone                                                  3,085
 Rent expense                                               2,088
 Computer Expenses                                          1,956
 Consulting fees                                           39,120
 Office and miscellaneous expenses                          8,340
 Auto Expenses                                             12,007
                                                       ----------

    Total Operating Expenses                              166,752
                                                       ----------

LOSS FROM OPERATIONS                                     (166,752)
                                                       ----------

OTHER EXPENSE
 Interest expense                                           7,160
                                                       ----------
    Total Other Expense                                     7,160
                                                       ----------

NET LOSS                                               $ (173,912)
                                                       ==========





                See accompanying notes to financial statements.

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                   (UNAUDITED)
                       FOR THE PERIOD FROM MARCH 22, 1999
                        (INCEPTION) TO NOVEMBER 30, 1999

                                                                                             Deficit
                                                                            Additional      Accumulated
                                      Common Stock       Preferred Stock      Paid-in       During Devel-    Subscriptions
                                    Shares     Amount    Shares    Amount     Capital       opment Stage       Receivabl      Total
                                   --------   -------   --------   ------    ---------    ----------------   -----------    -------

Issuance of common stock
 to founder                       5,000,000   $   500        -     $   -    $    -       $         -              -       $     500

Cancellation of original
 founder shares                  (5,000,000)     (500)       -         -         -                 -              -        (    500)

Issuance of preferred stock
 for acquisition of
 subsidiary                            -         -        700,000       70     31,098              -              -          31,168

Issuance of common stock
 for cash                         4,850,000       485        -         -      599,515              -          $( 98,500)    501,500

Issuance of common stock in
 connection with merger             250,000        25        -         -     (     25)             -              -             -

Net income for the period
 from March 22, 1999 (inception)
 to November 30, 1999                  -         -           -         -         -               (173,912)        -        (173,912)
                                  ---------   -------   ---------  -------  ---------    ----------------      --------   ----------

                                  5,100,000   $   510     700,000  $    70  $ 630,588    $       (173,912)    $( 98,500)  $ 358,756
                                  =========   =======   =========  =======  =========    ================     =========   =========






          See accompanying notes to consolidated financial statements.

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                  FOR THE PERIOD FROM MARCH 22, 1999(INCEPTION)
                            THROUGH NOVEMBER 30, 1999
                                   (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                              $ (173,912)
                                                       ----------

  Net Cash used in Operating Activities                  (173,912)
                                                       ----------




CASH FLOWS FROM FINANCING ACTIVITIES:
 Payments on notes payable                               (155,840)
 Deferred acquisition & registration costs               (125,000)
 Proceeds from Subscription Receivable                    330,000
                                                       ----------
   Net cash provided by
    financing activities                                   49,160
                                                       ----------

DECREASE IN CASH AND
 CASH EQUIVALENTS                                        (124,752)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD           144,500
                                                       ----------

CASH AND CASH EQUIVALENTS - END OF PERIOD              $   19,748
                                                       ==========

Cash paid during the period for:
  Interest                                             $    7,160






                See accompanying notes to financial statements.

                      TORBAY HOLDINGS, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                             AS OF NOVEMBER 30, 1999


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. Organization and Business Operations

Torbay Holdings, Inc. (a development stage company) ("the Company") was incorporated in Delaware under the name Acropolis Acquisition Corporation on March 24, 1999 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. At November 30, 1999 the Company had not yet commenced any operations, and all activity to date relates to the Company's formation, business acquisition and proposed fund raising. The Company's fiscal year end is December 31.

Effective October 26, 1999, the Company and Torbay Acquisition Corp., an inactive Delaware shell corporation and a reporting company under the Securities Exchange Act of 1934, as amended, entered into and consummated a merger agreement whereby the Company acquired all of the outstanding shares of common stock of Torbay Acquisition Corp. in a transaction in which the Company remained as the surviving entity and became the successor issuer pursuant to rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission.

The Company's ability to commence operations is contingent upon its ability to raise the capital it will require through the issuance of equity securities, debt securities, bank borrowings or a combination thereof.

B. Agreement and Plan of Reorganization

In July 1999, the Company effected an Agreement and Plan of Reorganization whereby the Company acquired all of the issued and outstanding securities of Designer Appliances Limited a UK Corporation (DAL) in exchange for an aggregate of 700,000 shares of the Company's Series 1 Convertible Preferred Stock. The designation, preferences and rights of the Preferred Stock are detailed in Note 7A. As a result of the agreement, DAL became a wholly owned subsidiary of the Company.

C. Principles of Consolidation and Basis of Presentation

The consolidated financial statements include the accounts of Torbay Holdings, Inc. and its wholly owned subsidiary, Designer Appliances Limited. All significant intercompany balances and transactions have been eliminated in the consolidation. The financial statements of the UK subsidiary have been translated into United States dollars at current exchange rates as to assets and liabilities.

D. Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.  Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There were no current or deferred income tax expenses or benefits due to the Company not having any operations for the period ended November 30, 1999.

F. New Accounting Pronouncements

The Financial Accounting Standards Board has recently issued several new accounting pronouncements. Statement No. 129, "Disclosure of Information about Capital Structure" establishes standards for disclosing information about an entity's capital structure, is effective for financial statements for periods ending after December 15, 1998 and has been adopted by the Company as of December 31, 1998. Statement No. 130, "Reporting Comprehensive Income" establishes standards for reporting and display of comprehensive income and its components, and is effective for fiscal years beginning after December 15, 1997. Statement No. 131, "Disclosures about Segments of an Enterprise and Related Information" establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas, and major customers, and is effective for financial statements for periods beginning after December 15, 1997. The Company believes that its adoption of Statements 130 and 131 will not have a material effect on the Company's financial position or results of operations.

NOTE 2 - DUE FROM ATTORNEY'S ESCROW

The Company's attorney has been collecting and disbursing funds on behalf of the Company via an escrow account. As of November 30, 1999, the balance of the escrow account was $8,831.

NOTE 3 - DEFERRED ACQUISITION AND REGISTRATION COSTS

On June 2, 1999, the Company entered into a consulting agreement with TPG Capital Corporation (See Note 9) for the future preparation and filing of forms with the Securities and Exchange Commission and assistance with obtaining listings and one or more market makers. The Company has paid $150,000 (See
Note 2) towards this contract through November 30, 1999 which has been recorded as deferred acquisition and registration costs. These costs will be written off in the future against the funds generated from the filings and listings.

NOTE 4 - INTANGIBLE ASSETS

In June 1999, DAL, which was not a subsidiary of the Company at that time, entered into an agreement for the purchase of all interests relating to the registered and unregistered design rights of certain assets. The total purchase price paid was $155,840, represented by a promissory note issued by DAL (See
Note 5) and acquired by the Company in the acquisition discussed in Note 1(B).

On June 10, 1999, DAL, which was not a subsidiary of the Company at that time, entered into an agreement with a related party for the purchase of intellectual property rights for certain products. The total purchase price for these rights was $109,088. DAL issued shares of common stock in the amount of $31,168 in addition to a note payable in the amount of $77,920 (See Note 5). Pursuant to the acquisition discussed in Note 1(B), the Company acquired the note payable and issued preferred stock in exchange for the $31,168 of common stock.

The cost of the above design rights and intellectual property rights will be amortized over a five-year period. No amortization has been provided as of November 30, 1999, as the Company has not commenced operations. The Company is presently exploring the development of this technology.

NOTE 5 - NOTES PAYABLE

The Company acquired an agreement with an individual to acquire all interests relating to the registered and unregistered design rights of certain appliances for a note in the amount of the purchase price of $155,840 (See Notes 1(B) and 4). As of November 30, 1999, the note has been paid in full.

In addition, the Company acquired an agreement with a related party to acquire several design rights of certain appliances at a purchase price of $109,088 (See Notes 1(B) and 5). The Company issued shares of common stock in the amount of $31,168 in addition to a note payable in the amount of $77,920. The note is non-interest bearing and was to be fully paid within six months of the agreement date of June 10, 1999. The due date of the note was extended to June 10, 2000.

NOTE 6 - STOCKHOLDERS' EQUITY

A. Preferred Stock

The Company is authorized to issue 20,000,000 shares of preferred stock at $.0001 par value, with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The Company designated 700,000 shares of its preferred stock as "Series 1 Convertible Preferred Stock". The par value of the series is $.0001. Each share is convertible into ten shares of common stock of the Company at such time that the subsidiary of the Company, for which such shares were used for the acquisition thereof, has returned a net profit to the Company of $1,000,000 in any one year within five years of issuance of such shares. In the event that after such five- year term the shares have not been converted, each share not converted shall be automatically converted into one share of common stock of the Company. Each share of the Series 1 stock is entitled to one vote on all matters on which such shareholders are lawfully entitled to vote and are not entitled to receive dividends.

In July 1999, the Company issued 700,000 shares of Series 1 Convertible Preferred Stock valued at $31,168 pursuant to an Agreement and Plan of Reorganization with Designer Appliances Limited (See Notes 1B and 4).

B. Common Stock

The Company is authorized to issue 100,000,000 shares of common stock at $.0001 par value. The Company originally issued 5,000,000 shares to TPG Capital Corporation in exchange for $500. They later cancelled those shares.

On July 23, 1999, the Company issued 4,850,000 shares of common stock to various parties for gross proceeds of $600,000. At November 30, 1999, the Company had received funds of $171,500 towards the stock issuance. The remaining proceeds to be received are classified as a current stock subscription receivable asset of $300,000 (See Note 3) and stock subscription receivable contra-equity in the amount of $128,500.

On October 26, 1999, 250,000 shares of common stock were issued to TPG Capital Corporation (See Note 7) in connection with the merger with Torbay Acquisition Corp. (See Note 1(A)).

NOTE 7 - RELATED PARTIES

As described in Notes 5 and 6, DAL purchased certain intangible assets from a related party to DAL. Such assets were then acquired by the Company.

Legal counsel to the Company is a firm owned by a director of the Company who is also the controlling owner of TPG Capital Corporation, a shareholder of the Company.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

On June 2, 1999, the Company entered into a consulting agreement with TPG Capital Corporation ("TPG"), a shareholder of the Company, for its services and the services of its affiliates. The services relate to future preparation and filing of forms with the Securities and

Exchange Commission in order to qualify as a publicly traded company, assisting the Company with obtaining listings for its securities and introducing the Company to one or more market makers. The fee for these services is $150,000, of which all has been paid as of November 30, 1999 by the attorney's escrow account on behalf of the Company (See Note 2). The $150,000 payment has been recorded in the financial statements as deferred acquisition and registration costs (See
Note 3). In addition to the above fee, the Company granted TPG a five-year transferable warrant to acquire up to 250,000 registered shares of the Company's common stock at an exercise price of $1.00 per share. The Company has yet to execute and deliver a form of common stock purchase warrant agreement to TPG. Therefore, the accompanying financial statements do not include any adjustments that might result from the issuance of this warrant.

NOTE 9 - RULE 506 OFFERING

On August 19, 1999 the Company entered into a subscription agreement, pursuant to Rule 506 of the Securities and Exchange Commission, with a corporation for the purchase of 50,000 shares of the Company's common stock for a total subscription price of $5. As of the date of these financial statements, the shares were not issued.

NOTE 10 - SUBSEQUENT EVENTS

A. Offering

The Company is in the process of filing form SB-2 to register common stock held by Selling Securityholders.

ITEM 8.     CHANGE IN FISCAL YEAR

         Not applicable.

EXHIBITS

2.1** Agreement and Plan of Merger between Torbay Acquisition Corporation and Torbay Holdings, Inc.

3.1**    Certificate of Incorporation of Torbay Holdings, Inc., as amended

3.2**    By-Laws of Torbay Holdings, Inc.

4.1** Certificate of Designation with respect to Series 1 Convertible Preferred Stock of Torbay Holdings, Inc.

10.1* Deed of Assignment of Intellectual Property Rights by W. Thomas Large to Designer Appliances Ltd. dated June 10, 1999

21.1*    List of Subsidiaries of Torbay Holdings, Inc.

24.1*    Consent of accountants

27.1*    Financial Data Schedule

         * Filed herewith

         ** Previously filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TORBAY HOLDINGS, INC.

                                             By /s/ Colin Peter Gervaise-Brazier
                                                --------------------------------
                                                President, Director


         Date: January __, 2000